© 2015 Tesoro Corporation. All Rights Reserved. TLLP Investing $1.1 Billion in Acquisitions Strengthens Position as a Leading Integrated Midstream Services Company November 21, 2016

Tesoro Logistics 2 Forward Looking Statements This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things: • anticipated completion of the acquisitions in North Dakota; • the expected benefits of transactions, including accretion to unitholders ; our expected annual distribution growth; • the anticipated impact of the acquisitions on net earnings, EBITDA and revenues; • estimates regarding volumes and capital expenditures; • expectations regarding drilling activity in North Dakota, asset utilization and the composition of our portfolio of assets ; • our ability to meet 2017 revenue and EBITDA targets; and • expected growth opportunities. We have used the words “anticipate”, “believe”, “could”, “estimate”, “expect”, “intend”, “may”, “plan”, “predict”, “project”, “should”, “will” and similar terms and phrases to identify forward-looking statements in this Presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations and anticipated transactions involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation. Our management uses a variety of financial and operating measures to analyze operating segment performance and also uses additional measures that are known as “non-GAAP” financial measures in its evaluation of past performance and prospects for the future to supplement our financial information presented in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). These measures are significant factors in assessing our operating results and profitability and include earnings before interest, income taxes, and depreciation and amortization expense (“EBITDA”). We have included various estimates of EBITDA, each of which is a non-GAAP financial measure, throughout the presentation. Please see the Appendix for reconciliation of these EBITDA estimates.

Tesoro Logistics 3 TLLP Positioned for Significant Growth • Acquiring North Dakota integrated crude oil and natural gas gathering and processing assets from Whiting Oil and Gas Corporation, GBK Investments, LLC and WBI Energy Midstream, LLC for $700 million • Acquired terminalling and storage assets in Northern California from Tesoro Corporation for $400 million • Transactions expected to be immediately accretive to unitholders • Tesoro to waive $100 million of general partner incentive distribution rights over the next two years • TLLP expects annual distribution growth of 12% – 15% for 2017 Acquisitions strengthen TLLP’s portfolio and support distribution growth

North Dakota Gathering and Processing Acquisition

Asset Description

- Over 650 miles of crude oil, natural gas and produced water gathering pipeline
- Two processing facilities with 170 MMcf/d of processing capacity with 18,700 barrels per day fractionation capacity

Strategic Highlights

- Attractive purchase multiple expected to drive immediate accretion to unitholders
- Significant growth potential from drilling locations in core Bakken producing zones
- Highly utilized assets at current production levels
- Complements existing North Dakota footprint

Financial Highlights

- Total consideration of $700 million
- Expected annual net earnings of $79 – $89 million; annual EBITDA of $100 – $110 million
- Revenues are approximately 90% fee-based and supported by existing production


High Plains Pipeline
Robinson Lake Gathering & Processing
BASH Facility
Mountrail
TSO BakkenLink Pipeline
Dunn
Belfield Gathering & Processing
TSO Fryburg Rail Terminal
Billings
Stark

4 | Tesoro Logistics

Tesoro Logistics 5 0 20 40 60 80 100 120 140 160 180 200 2017 2018 2019 Committed Acreage Natural Gas Production Profile1 MMcf/d North Dakota Acquisition Projections $ in millions 2017E 2018E Volume Natural Gas Gathering & Processing (MMcf/d) 125 - 135 130 - 140 Crude Oil Gathering (Mbpd) 15 25 Water Gathering (Mbpd) 15 15 Net Earnings 79 – 89 82 – 97 EBITDA 100 – 110 105 – 120 Maintenance CAPEX2 5 5 1) Source: RBC Capital Markets and internal company projections 2) Included in 2017E net maintenance capital expenditures on slide 8 Existing Production New Drilling

Tesoro Logistics 6 Northern California Terminalling and Storage Acquisition Asset Description • 5.8 million barrels of crude oil, feedstock and refined product storage capacity • Marine terminal with 35,000 BPD of feedstock and refined product throughput Strategic Highlights • Strategically located assets integrated with TLLP and TSO current operations • Expect 10% – 15% improvement in asset utilization over next several years • Additional organic growth opportunities Financial Highlights • Total consideration of $400 million • Expected annual net earnings of $28 – $33 million; annual EBITDA of $45 – $50 million • Initial 10 year, fee-based contract for storage capacity and terminalling throughput • $400 million total consideration, consisting of borrowings under revolving credit facilities and common and general partner units to Tesoro Martinez Refinery Marine Terminal Martinez Truck Rack and Rail Loading Marine Terminal Martinez Refinery Martinez Storage

Tesoro Logistics 7 Balanced Portfolio with Minimal Commodity Exposure • Resulting portfolio remains balanced with 50% – 55% of expected EBITDA from Terminalling and Transportation • Maintaining key revenue targets: − Strong, fee-based business − Approximately 50% third-party − Approximately 1% direct commodity exposure 2017E Pro Forma TLLP EBITDA Profile Terminalling & Transportation 50%-55% Gathering 25%-30% Processing 15%-20%

Tesoro Logistics 8 Growth Outlook • On target to achieve $635 million of net earnings and $1 billion of EBITDA in 2017 • Expect 2017 annual distribution growth of 12% – 15% • Expect 2017 growth capital expenditures of $230 million and net maintenance capital of $65 million • Transactions expected to be immediately accretive to unitholders • Tesoro IDR waiver supports balanced growth of GP and LP interests • Continuing execution of drop down portfolio; at least $500 million of annual earnings remain available

Tesoro Logistics 9 Continuing to Drive Unitholder Value 9 Well-Positioned Assets Attractive, Visible Growth Opportunities Experienced Management Team Strong Sponsorship Stable, Fee-Based Cash Flow

© 2015 Tesoro Corporation. All Rights Reserved. Appendix

Tesoro Logistics 11 Non-GAAP Financial Measures Expected Annual EBITDA Contribution North Dakota Gathering and Processing Assets Acquisition Northern California Terminalling and Storage Assets Acquisition 2017E 2018E 2017E Reconciliation of Projected Net Earnings to Projected Annual EBITDA Projected net earnings $ 79 - 89 $ 82 - 97 $ 28 - 33 Add: Depreciation and amortization expenses 15 17 8 Add: Interest and financing costs, net 6 6 9 Projected Annual EBITDA $ 100 - 110 $ 105 - 120 $ 45 - 50 Tesoro Logistics LP EBITDA Reconciliation (in millions) Unaudited 2017E Projected net earnings $ 635 Add depreciation and amortization expense 180 Add interest and financing costs, net 185 Projected EBITDA $ 1,000